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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 22, 1996, with respect to the financial statements of AmeriServ Food Company included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-33223) and related Prospectus of Nebco Evans Holding Company for the registration of $100,387,000 of 12-3/8% Senior Discount Notes.


                                          ERNST & YOUNG LLP

Dallas, Texas

October 16, 1997